CREATING THE worldwide LEADER IN PAYMENTS TECHNOLOGY MAY 28, 2019 Exhibit 99.2

FORWARD-LOOKING STATEMENTS Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which TSYS and Global Payments operate and beliefs of and assumptions made by TSYS management and Global Payments management, involve uncertainties that could significantly affect the financial condition, results of operations, business plans and the future performance of TSYS, Global Payments or the combined company. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “estimates,” “forecasts,” “projects,” “plans,” “may,” “could,” “should,” “would,” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Such forward-looking statements include, but are not limited to, statements about the strategic rationale and financial benefits of the transaction, including expected future financial and operating results and the combined company’s plans, objectives, expectations and intentions.  All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to projections of revenue, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; statements of plans and objectives of TSYS or Global Payments or their management or Board of Directors, including those relating to products or services; and statements of future economic performance — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. In addition to factors previously disclosed in TSYS’ and Global Payments’ reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of TSYS and Global Payments to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against TSYS, Global Payments or their respective directors; the ability to obtain regulatory approvals and meet other closing conditions to the merger on a timely basis or at all, including the risk that regulatory approvals required for the merger are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by TSYS shareholders and Global Payments shareholders on the expected terms and schedule; difficulties and delays in integrating the TSYS’ and Global Payments’ businesses, including with respect to implementing systems to prevent a material security breach of any internal systems or to successfully manage credit and fraud risks in business units; failing to fully realize anticipated cost savings and other anticipated benefits of the merger when expected or at all; business disruptions from the proposed merger that will harm TSYS’ or Global Payments’ business, including current plans and operations; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, including as it relates to TSYS’ or Global Payments’ ability to successfully renew existing client contracts on favorable terms or at all and obtain new clients; failing to comply with the applicable requirements of Visa, Mastercard or other payment networks or card schemes or changes in those requirements; the ability of TSYS or Global Payments to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of Global Payments following the merger, including the dilution caused by Global Payments’ issuance of additional shares of its common stock in connection with the transaction; the continued availability of capital and financing following the merger; the business, economic and political conditions in the markets in which TSYS and Global Payments operate; the impact of new or changes in current laws, regulations, credit card association rules or other industry standards, including privacy and cybersecurity laws and regulations; and events beyond TSYS’ or Global Payments’ control, such as acts of terrorism. Any forward-looking statements speak only as of the date of this communication or as of the date they were made, and neither TSYS nor Global Payments undertakes any obligation to update forward-looking statements. For a more detailed discussion of these factors, also see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in TSYS’ and Global Payments’ most recent annual reports on Form 10-K for the year ended December 31, 2018, quarterly reports on Form 10-Q for the period ended March 31, 2019, and any material updates to these factors contained in any of TSYS’ and Global Payments’ future filings. As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainties of estimates, forecasts and projections and may be better or worse than projected and such differences could be material. Given these uncertainties, you should not place any reliance on these forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

ADDITIONAL INFORMATION Additional Information and Where to Find It In connection with the proposed merger, Global Payments will file with the SEC a registration statement on Form S-4 to register the shares of Global Payments’ common stock to be issued in connection with the merger. The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of TSYS and Global Payments seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT TSYS, GLOBAL PAYMENTS AND THE PROPOSED MERGER. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from TSYS at its website, www.TSYS.com, or from Global Payments at its website, www.globalpaymentsinc.com.  Documents filed with the SEC by TSYS will be available free of charge by accessing TSYS’ website at www.TSYS.com under the heading Investor Relations, or, alternatively, by directing a request by telephone or mail to TSYS at One TSYS Way, Columbus, Georgia 31901, and documents filed with the SEC by Global Payments will be available free of charge by accessing Global Payments’ website at www.globalpaymentsinc.com under the heading Investor Relations or, alternatively, by directing a request by telephone or mail to Global Payments at 3550 Lenox Road, Suite 3000 Atlanta, Georgia 30326, Attention: Investor Relations. Participants in the Solicitation TSYS and Global Payments and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of TSYS and Global Payments in respect of the proposed merger under the rules of the SEC. Information about Global Payments’ directors and executive officers is available in Global Payments’ proxy statement dated March 13, 2019 for its 2019 Annual Meeting of Shareholders. Information about TSYS’ directors and executive officers is available in TSYS’ proxy statement dated March 20, 2019 for its 2019 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Global Payments or TSYS using the sources indicated above. No Offer or Solicitation This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

PARTICIPANTS Jeff Sloan, Chief Executive Officer, Global Payments Troy Woods, President, Chairman and Chief Executive Officer, TSYS Cameron Bready, Senior Executive Vice President and Chief Financial Officer, Global Payments Paul Todd, Senior Executive Vice President and Chief Financial Officer, TSYS

Creates preeminent pure play payments technology company with extensive scale and unmatched global reach Market leading position in integrated payments, owned software and ecommerce and omnichannel solutions Significant exposure to faster growth geographies with physical and virtual presence in more than 100 countries Cutting edge technology solutions focused on SMB customers and premier financial institutions globally Exceptional financial profile with industry leading organic growth, strong free cash flow generation and expected investment grade credit ratings Experienced management team with strong track record of value creation

Pure play payments focus Complementary integrated and vertical markets businesses Expanded ecommerce and omnichannel capabilities Enhanced digital solutions for financial institutions worldwide Enhanced technology scale Customers require global solutions Capital flexibility supports additional growth Changing competitive dynamics CREATING THE GLOBAL LEADER IN PAYMENTS TECHNOLOGY RIGHT PARTNERSHIP RIGHT TIME

People-Centered. Performance-Driven. STRONG, COMPLEMENTARY CULTURES AND VALUES Service. Driven. Commerce Our PEOPLE come first The PARTNER of choice Make it easy to do business with us Be personally accountable Timely and consistent execution INTEGRITY INNOVATION GROWTH EXCELLENCE RELATIONSHIPS

DIVERSIFIED PAYMENTS PORTFOLIO AT SCALE

PRO FORMA ADJ NET REVENUE + NETWORK FEES(1)

~$8.6 Billion



22%
10%
68%
Merchant Solutions
Issuer Solutions
Consumer Solutions

GLOBAL SCALABLE ECOSYSTEM

>3,500 SALES PROFESSIONALS

~3.5M MERCHANT LOCATIONS (SMB FOCUSED)

>100 COUNTRIES

~50B TRANSACTIONS

~$3.5B ADJ EBITDA(2)

(1) 2019 estimate includes $100mm of run-rate adj net revenue synergies; TSYS' adj net revenue projection excludes network fees
(2) 2019 estimate Includes $300mm of run-rate cost synergies and $100mm of run-rate adj net revenue synergies at a 50% margin

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COMPLEMENTARY TECHNOLOGY-ENABLED SOLUTIONS

	globalpayments	TSYS	globalpayments + TSYS
Owned & Partnered Software	• 2,500+ ISV partners • 70+ verticals • 500+ global FIs • 8 vertically-specific software solutions	• 450+ ISV partners • 50+ verticals • 800+ global FIs • Issuer and consumer solutions	✓ Most comprehensive software driven payments solutions globally
Ecomm and Omni Solutions	• ~$600M[(1)] • ~60 markets served • 135+ currencies	• ~$300M[(1)] • Strong omnichannel presence • Leading payment facilitator	✓ Full omnichannel capabilities with broadest market reach
Faster Growth Markets	• ~60 countries[(2)] • 2.5M merchant locations • 3,000+ sales professionals	• ~80 countries[(2)] • 820K merchant locations • 500+ sales professionals	✓ Enhanced exposure to faster growth geographies
Emerging Digital Trends	• QR codes • Digital wallets	• P2P payments • B2B payments • B2C payments	✓ Exposure to emerging payments trends worldwide

Source: Company filings and presentations, Wall Street research.
(1) 2019 estimate adj net revenues plus network fees for Global Payments and adj net revenues for TSYS, includes card not present ecommerce only
(2) Includes physical and virtual geographies

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Issuer solutions advances TECHNOLOGY-ENABLED strategy #2 WESTERN EUROPE #1 US, CANADA, UK, IRELAND & CHINA(1) 24B CARDHOLDER TRANSACTIONS 614MTRADITIONAL ACCOUNTS ON FILE (1) Via CUP Data joint venture Note: 2018 Ranking, based on TSYS Net Revenue ACCELERATING CLOUD MIGRATION INDUSTRY LEADER WITH STRONG FOUNDATION Move to Cloud-Enabled Platforms Open APIs/API-First Development Integrated Engagement and Data & Analytics Continued Customer Focus and Commitment

TRANSACTION SUMMARY

Transaction Structure	• All-stock merger of equals • TSYS shareholders will receive 0.8101 GPN shares for each TSS share • Pro forma ownership: 52% GPN shareholders / 48% TSS shareholders(1)
Financial Benefits	• Significant scale with adj net revenue plus network fees of ~\$8.6B and adj EBITDA of ~\$3.5B(2) • Pro forma leverage(3) of ~2.5x at close; targeting ongoing leverage at this level • Expect combined company to have investment grade ratings • Run-rate cost synergies of at least \$300 million and revenue synergies of at least \$100 million • Compelling value creation with MSD accretion in 2020 and LDD thereafter on an operating basis
Corporate Structure and Timing	• Jeff Sloan to serve as CEO and Troy Woods to serve as Chairman of the Board of Directors • Combined 12 member board – 6 from GPN and 6 from TSS • Executive Leadership Team comprised equally of GPN and TSS individuals • Consolidated company named Global Payments; Issuer Solutions business retains TSYS name • Co-headquarters in Atlanta and Columbus, GA • Transaction expected to close in late 2019

(1) Fully diluted ownership including options and restricted stock units/awards as applicable
(2) Pro forma estimate for 2019 inclusive of \$100mm run-rate adj net revenue synergies at a 50% margin and \$300mm of run-rate expense synergies; TSYS' adj net revenue projection excludes network fees
(3) Reflects synergy adjusted leverage at close

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At least $300 million annualized run-rate cost synergies Majority of synergies driven by significant areas of overlap Achievable with limited execution risk Expect full synergy benefits to be realized by year 3 POWERFUL Expense synergy OPPORTUNITIES Technology Infrastructure Corporate Support & Public Company Merchant Services Operations SYNERGY SOURCES KEY ASSUMPTIONS

SIGNIFICANT REVENUE SYNERGIES $100mm+ Revenue Synergy Opportunity Digital B2B, B2C & P2P Payments 820K SMB Customer Locations Large MNC Relationships Worldwide FI Relationships Global Scale in Ecomm and Omni Vertical Specific Offerings Premier Global Bank Relationships 2.5M SMB Customer Locations

Exceptional financial profile (1) Reflects synergy adjusted leverage at close (2) 2019 estimate based on combined Adjusted EBITDA less Capital Expenditures less Taxes Committed to investment grade credit ratings Pro Forma Leverage at Close(1) 2.5x ~$2.5B Pro Forma Free Cash Flow(2) STRONG TOPLINE GROWTH ENHANCED FREE CASH FLOW DISCIPLINED CAPITAL ALLOCATION INVESTMENT GRADE BALANCE SHEET Investment Grade Expected Credit Rating Maintain TSYS’ Yield Dividend

Substantial value creation and immediate adjusted EPS accretion Significantly enhances scale and strengthens financial profile Leading provider of technology-enabled, software-driven payments solutions globally Global Payments and TSYS to Combine Creating a ~$54bn(1) Payments Solutions Powerhouse CREATING THE LEADING WORLDWIDE PURE PLAY PAYMENTS COMPANY (1) Based on enterprise value as of May 23, 2019.